UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2019

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Updates

On October 4, 2019, Altaba announced that it filed a certificate of dissolution with the Secretary of State of the State of Delaware, as contemplated by the Plan of Complete Liquidation and Dissolution (the “Plan”) previously approved by the Fund’s Board of Directors and stockholders. The certificate of dissolution, which became effective at 4:00 p.m. Eastern Time on October 4, 2019, provides for the dissolution of the Fund under the General Corporation Law of the State of Delaware.

In connection with the filing of the certificate of dissolution, effective as of 4:00 p.m. Eastern Time on October 4, 2019, the Fund closed its stock transfer books and discontinued recording transfers of its common stock, $0.001 par value per share (the “Shares”). Record holders of Shares are no longer able to transfer record ownership of their Shares on the Fund’s stock transfer books, other than transfers by will, intestate succession or operation of law.

The Fund expects to continue to be registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) and will file reports in compliance with the 1940 Act and regulations thereunder.

Additional information regarding the Plan and the dissolution process can be found in the Fund’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 17, 2019.

Unaudited Consolidated Statement of Assets and Liabilities

On November 1, 2019, Altaba Inc., a Delaware corporation (“Altaba” or the “Fund”), published its unaudited consolidated statement of assets and liabilities for the quarter ended September 30, 2019. The unaudited consolidated statement of assets and liabilities is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1	Altaba Inc. unaudited consolidated statement of assets and liabilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: November 1, 2019	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Chief Financial and Accounting Officer

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